SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 16, 1996




                 INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
                (Exact name of Company specified in its charter)




           DELAWARE                  0-16753                   58-17220
 (State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
      of incorporation or                                 Identification No.)
         organization)




            130 CEDAR STREET, FOURTH FLOOR, NEW YORK, NEW YORK 10006
               (Address of principal executive offices) (Zip Code)





                                 (212) 306-6100
                (Company's telephone number, including area code)

Item 5 - Other Events


     The Registrant ("the Company") on September 16, 1996 completed the sale of 600,000 shares of restricted INSCI (NASDAQ: INSCI) Class A Common Stock in a transaction with non related entities.

     The Company received net proceeds of $1,800,000 from the transaction and increased its capital and surplus by $1,600,000 to approximately $3,100,000. The transaction further enabled the Company to continue its NASDAQ qualification listing in accordance with the NASDAQ capital and surplus rules. The Company paid a commission of $198,000 to J. Michael Reisert, Inc. related to the transaction.


                                    EXHIBITS

          1) Pro-forma balance sheet giving effect to above referenced transaction.

          2)   Copy of form of subscription agreement.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:         New York, New York
               September 16, 1996

                                       INFORMATION MANAGEMENT
                                       TECHNOLOGIES CORPORATION
                                       (IMTECH)
                                       ========================================
                                                             (Registrant)


                                       /S/ JOSEPH GITTO
                                       ----------------------------------------
                                       JOSEPH GITTO,
                                       President and Chief Financial Officer

                          A                                  B              C         D         E            F
1        INFORMATION MANAGEMENT TECHNOLOGIES
2                    CORPORATION                            PRO-FORMA BALANCE SHEET
3                                                      30-JUN-96      31-JUL-96                          31-JUL-96
4                                                    AS REPORTED    AS REPORTED           PRO-FORMA      PRO-FORMA
5                       ASSETS
                        ------
6    CURRENT ASSETS
     ---------------
7
8    CASH & CASH EQUIVALENTS                                   0              0  A        1,800,000      1,800,000
9    ACCOUNTS RECEIVABLES, NET OF ALLOWANCE            1,554,660      1,441,783                          1,441,783
10   INVENTORY                                           448,056        435,127                            435,127
11   PREPAID EXPENSE AND OTHER                           834,919        718,596                            718,596
12                           TOTAL CURRENT ASSETS      2,837,635      2,595,506           1,800,000      4,395,506
13   PROPERTY AND EQUIPMENT-AT COST
14   ------------------------------
15   PRODUCTION EQUIPMENT                              5,389,034      5,389,034                          5,389,034
16   SOFTWARE                                            298,153        298,153                            298,153
17   FURNITURE AND FIXTURES                              399,899        399,899                            399,899
18   LEASEHOLD IMPROVEMENTS                              483,356        488,555                            488,555
19   COMPUTER EQUIPMENT                                1,114,080      1,116,526                          1,116,526
20   TOTAL PRODUCTION EQUIPMENT                        7,684,522      7,692,167                   0      7,692,167
21   LESS: ACCUMULATED DEPRECIATION                    5,116,890      5,149,801                   0      5,149,801
22   PRODUCTION & EQUIPMENT, NET                       2,567,632      2,542,366                   0      2,452,366
23
24   OTHER ASSETS
25   ------------
26   DEPOSITS AND OTHER ASSETS                           474,638        459,576                            459,576
27   INVESTMENT IN SUBSIDIARY                            353,557        353,557  A        (148,692)        204,865
28   TOTAL OTHER ASSETS                                  828,195        813,133           (148,692)        664,441
29                                   TOTAL ASSETS      6,233,462      5,951,006           1,651,308      7,602,313
30
31   LIABILITIES AND STOCKHOLDERS' EQUITY              30-JUN-96      31-JUL-96                          31-JUL-96
     ------------------------------------
32   CURRENT LIABILITIES                             AS REPORTED    AS REPORTED           PRO-FORMA      PRO-FORMA
33
34   BANK OVERDRAFT                                      195,035         60,322                             60,322
35   CURRENT MATURITIES OF LONG TERM DEBT                240,545        167,659                            167,659
36   CURRENT MATURITIES OF LONG TERM CAPITAL             289,652        262,262                            262,262
37   ACCOUNTS PAYABLE                                  1,179,303      1,489,223                          1,489,223
38   ACCRUED SALARIES                                     63,225        114,298                            114,298
39   UNEARNED REVENUE                                    128,430        154,113                            154,113
40   OTHER ACCRUED LIABILITIES                           779,863        410,397                            410,397
41   TOTAL CURRENT LIABILITIES                         2,876,053      2,658,274                          2,658,274
42
43   LONG-TERM DEBT, LESS CURRENT MATURITIES           1,639,379        814,229                            814,229
44   ACCRUED RENT                                        398,494        398,494                            398,494
45   CAPITAL LEASE OBLIGATIONS, LESS CURRENT             590,507        590,507                            590,507
46   TOTAL LONG TERM LIABILITIES                       2,628,380      1,803,230                          1,803,230
47
48   COMMITMENTS AND CONTINGENCIES
49
50   STOCKHOLDERS' EQUITY
     -------------------
51
52   PREFERRED STOCK                                   2,295,330      2,295,330                          2,295,330
53   CLASS A COMMON STOCK                                192,796        225,134                   0        225,134
54   ADDITIONAL PAID IN CAPITAL                       29,880,392     30,673,388                   0     30,673,388
55   ACCUMULATED DEFICIT                            (31,609,489)   (31,704,351)  A        1,651,308   (30,053,043)
56   TOTAL STOCKHOLDERS' EQUITY                          759,029      1,489,501           1,651,308      3,140,809
57   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        6,263,462      5,951,005           1,651,308      7,602,313
58                                                                          (0)                   0            (0)
59   A- TO RECORD SALE OF 600,000 SHARES OF INSCI STOCK @ $3.00 PER SHARE
60   GAIN CALCULATED AS DIFFERENCE OF SELL PRICE OF $3.00 PER SHARE AND CARRING VALUE OF $.25 PER SHARE


                    INFORMATION MANAGEMENT TECHNOLOGIES CORP.
                         130 Cedar Street - Fourth Floor
                            New York, New York 10006



                               September 12, 1996

J. Michael Reisert, Inc.
2455 East Sunrise Boulevard
Suite 700
Fort Lauderdale, FL 33304

Gentlemen:

     This shall serve to confirm our agreement whereby we have engaged you to place privately with Accredited Investors 600,000 shares of common stock, $.01 par value (the "Shares") of INSCI Corp. ("INSCI") which we currently own on the following terms and conditions:

               (1) You will place all, but not less than all, of the Shares at a sale price of $3.33 per share;

               (2) Upon closing, which will be at Spitzer & Feldman P.C., 405 Park Avenue, New York, New York, and which shall take place no later than September 16, 1996, we will pay you a commission of $198,000 (approximately 10% of the proceeds) thereby netting us $3 per share;

               (3) We will, at the closing, enter into a registration rights agreement with INSCI for the benefit of the purchasers of the Shares;

               (4) We will deliver at the closing the original stock certificate(s) representing the Shares, together with a sufficient number of stock powers, executed in blank, with signatures medallion guaranteed, to transfer the Shares to the purchasers;

               (5) We will take such steps as are necessary after the closing to insure that original certificates of INSCI are issued as soon as possible after the closing to the purchasers.


                                   INFORMATION MANAGEMENT
                                     TECHNOLOGIES CORP.




                                   By:_______________________
                                   Name:
                                   Title:


Agreed to:
J. MICHAEL REISERT, INC.


By:________________________
Name: Irving H. Bowen,
Title:Managing Director